SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  April 22, 1999
(Date of earliest event reported)

Commission File No. 333-65481



                      Norwest Asset Securities Corporation
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        Delaware                                            52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                         21703
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Address of principal executive offices                   (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code




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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.    Other Events

                           Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by PaineWebber Incorporated, which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                           Description
-----------                           -----------
         (99)                         Computational Materials
                                      prepared by Bear, Stearns & Co.
                                      Inc. in connection with Norwest
                                      Asset Securities Corporation,
                                      Mortgage Pass-Through Certificates,
                                      Series 1999-13

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NORWEST ASSET SECURITIES CORPORATION


April 22, 1999

                                            By: /s/ Alan S. McKenney
                                                --------------------
                                                Alan S. McKenney
                                                Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                             Paper (P) or
Exhibit No.           Description                            Electronic (E)
-----------           -----------                            --------------
   (99)               Computational Materials                 P
                      prepared by Bear, Stearns & Co.
                      Inc. in connection
                      with Norwest Asset Securities
                      Corporation, Mortgage Pass-
                      Through Certificates, Series
                      1999-13